UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2004

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	94566

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 5. Other Events and Regulation FD Disclosure

     On March 8, 2004, Lipid Sciences, Inc., a Delaware corporation, issued a press release entitled “Lipid Sciences, Inc. Announces Election of Bosko Djordjevic as Director.” The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	Lipid Sciences, Inc. Press Release dated March 8, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: March 8, 2004	By: /s/ Sandra Gardiner

Name: Sandra Gardiner Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Lipid Sciences, Inc. Press Release dated March 8, 2004